SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549



                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      October 17, 1996


                    BELLSOUTH CORPORATION
   (Exact name of registrant as specified in its charter)


      Georgia                 1-8607        58-1533433
    (State or other         (Commission     (IRS Employer
    jurisdiction of         File Number)    Identification
     incorporation)                                No.)


  1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
  (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code
                       (404) 249-2000
Item 5.  Other Events

BellSouth Corporation reported earnings per share (EPS) of 63 cents for the third quarter 1996.

It was BellSouth's 15th consecutive quarter of improved operating results, with EPS up 12.5 percent compared with 56 cents in the third quarter of 1995. Net income in the three months ended September 30, 1996 was $631 million, up 12.9 percent compared with $559 million in the third quarter a year ago.

In the past 12 months alone, BellSouth added nearly 2.5 million customers in its existing telephone, wireless and international operations.

BellSouth added a total of 222,000 access lines in the South during July, August and September. The annual growth rate was 4.9 percent. Business access lines grew 8.5 percent.

So far in 1996, the company has activated 203,000 new additional lines for residential customers. It now has 1.5 million in service, an annual growth rate of more than 23 percent. BellSouth has 21.9 million total access lines.

Value-priced convenience features such as Call Waiting and Caller ID generated sales of about 11,000 units per day in the past year. Caller ID features in service are up 96.5 percent in the past 12 months, to more than 3 million. Call Waiting Deluxe, used in conjunction with Caller ID, went from 2,300 in service a year ago to 146,600 at September 30. Quarterly revenues from these and other enhanced services increased 43 percent, to approximately $281 million.

With 3,333,000 domestic cellular customers at the end of the third quarter, U.S. operations grew at an annual rate of 31 percent. In BellSouth's 11 international cellular markets, customers more than doubled since September 1995, and the company passed the 1 million customer milestone in July.

BellSouth's quarterly revenues of $4.8 billion increased 9.0 percent compared with the third quarter of 1995. Total operating expenses increased 7.5 percent. When the paging operations sold in January 1996 are excluded, quarterly revenues increased 11.3 percent, and total operating expenses increased 10.2 percent. In BellSouth's telephone operations, cash operating expenses were up 5.0 percent.

BellSouth believes that normalized earnings growth could be in the low double digits through 1997. This forward-looking statement is based on a number of assumptions including, but not limited to: (1) economic growth and demand for wireline and wireless communications services continues in BellSouth's service territories; (2) BellSouth Telecommunications, Inc. is successful in furthering its cost reduction efforts; (3) the effect of access reform initiatives now being considered by the FCC is reasonably revenue neutral and (4) significant local service competition in BellSouth's service territories does not emerge through 1997. Any developments significantly deviating from these assumptions could cause actual results to differ materially from those in the above forward-looking statement.


    PRELIMINARY

    October 17, 1996

                    BELLSOUTH CORPORATION
              CONSOLIDATED STATEMENTS OF INCOME
           (In Millions, Except Per Share Amounts)
                         (Unaudited)

                                 For the Three       For the Nine
                                 Months Ended        Months Ended
                                 September 30,       September 30,
                                1996      1995      1996       1995
    Operating Revenues:
    Network and related services
    Local service             $ 2,061   $ 1,857   $ 6,012    $ 5,419
    Interstate access             892       805     2,672      2,406
    Intrastate access             207       230       627        683
    Toll                          195       220       600        767
    Wireless communications       723       665     2,039      1,888
    Directory advertising
      and publishing              415       366     1,100      1,108
    Other services                336       289       940        850
    Total Operating Revenues    4,829     4,432    13,990     13,121

    Operating Expenses:
    Cost of services and
      products                  1,516     1,542     4,483      4,530
    Depreciation and
      amortization                940       874     2,760      2,568
    Selling, general and
      administrative            1,172       958     3,175      2,774
    Total Operating Expenses    3,628     3,374    10,418      9,872

    Operating Income            1,201     1,058     3,572      3,249

    Interest Expense              177       172       531        532
    Gain on Sale of Paging
      Business                     --        --       442         --
    Other Income, net              32        53        84         51

    Income Before Income
     Taxes and Extraordinary
     Losses                     1,056       939     3,567      2,768
    Provision for Income
     Taxes                        425       380     1,337      1,105
   Income Before
     Extraordinary Losses         631       559     2,230      1,663
   Extraordinary Loss for
     Discontinuance of SFAS
     No. 71, net of tax            --        --        --     (2,718)
   Extraordinary Loss on
    Early Extinguishment of
     Debt, net of tax              --        --        --        (16)

    Net Income (Loss)         $   631   $   559   $ 2,230    $(1,071)

    PRELIMINARY

    October 17, 1996

                    BELLSOUTH CORPORATION
              CONSOLIDATED STATEMENTS OF INCOME
           (In Millions, Except Per Share Amounts)
                         (Unaudited)

                                 For the Three       For the Nine
                                 Months Ended        Months Ended
                                 September 30,       September 30,
                                1996      1995      1996       1995

    Weighted Average Common
     Shares Outstanding           994       993       994       993
    Dividends Declared Per
     Common Share             $   .36   $   .36   $  1.08    $ 1.05
    Earnings (Loss) Per
     Share:
    Income Before
     Extraordinary Losses     $   .63   $   .56   $  2.24    $ 1.67
   Extraordinary Loss for
     Discontinuance of SFAS
     No. 71, net of tax            --        --        --     (2.73)
   Extraordinary Loss on
     Early Extinguishment of
     Debt, net of tax              --        --        --      (.02)
    Earnings (Loss) Per Share $   .63   $   .56   $  2.24    $(1.08)

    PRELIMINARY

    October 17, 1996

                    BELLSOUTH CORPORATION
                 CONSOLIDATED BALANCE SHEETS
           (In Millions, Except Per Share Amounts)

                                    September 30,  December 31,
                                        1996           1995
                                     (Unaudited)
                ASSETS
    Current Assets:
     Cash and cash equivalents       $  1,338       $  1,711
     Temporary cash investments            44             71
    Accounts receivable, net of
      allowance for uncollectibles
      of $162 and $171                  3,846          3,772
     Material and supplies                416            430
     Other current assets                 404            521
                                        6,048          6,505
    Investments and Advances            2,563          2,418
    Property, Plant and Equipment:
     Property, Plant and Equipment     49,232         46,869
     Accumulated Depreciation          27,625         25,777
                                       21,607         21,092
    Intangible Assets, net              1,321          1,527
    Deferred Charges and Other
     Assets                               529            338
    Total Assets                     $ 32,068       $ 31,880

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $  2,219       $  2,951
     Accounts payable                   1,357          1,724
     Other current liabilities          2,671          2,715
                                        6,247          7,390
    Long-Term Debt                      7,878          7,924
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                             1,728          1,650
     Unamortized investment tax
      credits                             297            355
     Other liabilities and
      deferred credits                  2,860          2,736
                                        4,885          4,741
    Shareholders' Equity:
     Common stock, $1 par value         1,009          1,007
     Paid-in capital                    7,664          7,619
     Retained earnings                  5,262          4,099
     Shares held in trust                (409)          (374)
     Guarantee of ESOP debt              (468)          (526)
                                       13,058         11,825
    Total Liabilities and
     Shareholders' Equity            $ 32,068       $ 31,880

    PRELIMINARY

    October 17, 1996

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)

                                     Three Months   Three Months
                                         Ended          Ended
                                     September 30,  September 30,
                                         1996           1995

    Weighted average common shares
     outstanding (millions)                994            993

    Earnings per share                  $  .63         $  .56

    Dividends per share                 $  .36         $  .36

    Return to average common
     equity (annualized)                  19.3%          18.0%

    Return to average total
     capital(annualized)                  13.4%          12.3%

    Property additions (millions)       $1,043         $  949



                                        At September 30,
                                        1996       1995

    Common shares outstanding
     (millions)                          994        993

    Debt ratio                          43.5%      43.3%

    Total employees                    82,331     89,544





    PRELIMINARY

    October 17, 1996

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)

                                      Nine Months    Nine Months
                                         Ended          Ended
                                     September 30,  September 30,
                                         1996           1995

    Weighted average common shares
     outstanding (millions)                994            993

    Earnings (Loss) per share           $ 2.24(d)      $(1.08)(a)

    Dividends per share                 $ 1.08         $ 1.05

    Return to average common
     equity (annualized)                  23.5%        (10.4%)(b)

    Return to average total
     capital(annualized)                  15.6%         (3.6%)(c)

    Property additions (millions)       $3,224         $2,760

    (a) Excluding the extraordinary losses, Earnings per share were $1.67.
    (b) After adjusting net income for the impact of the extraordinary losses, Return to average common equity was 16.1%.
    (c) After adjusting net income for the impact of the extraordinary losses, Return to average total capital was 11.9%.
    (d) Includes after-tax gain of $.35 per share from sale of paging business.

    PRELIMINARY

    October 17, 1996

             BELLSOUTH TELECOMMUNICATIONS, INC.
              CONSOLIDATED STATEMENTS OF INCOME
                        (In Millions)
                         (Unaudited)

                                 For the Three       For the Nine
                                 Months Ended         Months Ended
                                 September 30,       September 30,
                                1996       1995     1996       1995

    Operating Revenues:
    Local service             $ 2,061   $ 1,857   $ 6,012   $ 5,419
    Interstate access             892       805     2,672     2,406
    Intrastate access             207       230       627       683
    Toll                          195       220       600       767
    Other                         405       493     1,149     1,486
 Total Operating Revenues       3,760     3,605    11,060    10,761

    Operating Expenses:
    Cost of services and
      products                  1,310     1,336     3,854     3,894
    Depreciation and
      amortization                820       775     2,427     2,286
    Selling, general and
      administrative              699       577     1,921     1,693
 Total Operating Expenses       2,829     2,688     8,202     7,873

    Operating Income              931       917     2,858     2,888

    Interest Expense              136       135       410       425
    Other Income, net              --         8        17        20

    Income Before Income
     Taxes and Extraordinary
     Losses                       795       790     2,465     2,483
    Provision for Income
     Taxes                        298       303       919       944

   Income Before
     Extraordinary Losses         497       487     1,546     1,539
   Extraordinary Loss for
     Discontinuance of SFAS
     No. 71, net of tax            --        --        --    (2,718)
   Extraordinary Loss on
     Early Extinguishment of
     Debt, net of tax              --        --        --       (16)

    Net Income (Loss)         $   497   $   487   $ 1,546   $(1,195)

   PRELIMINARY

   October 17, 1996

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)

                                       Three Months   Three Months
                                           Ended          Ended
                                       September 30,  September 30,
                                            1996          1995

       Property additions (millions)       $ 744          $ 758

       Access minutes of use
        (millions):
       Interstate                          16,966         15,714

       Intrastate                           5,348          4,885

       IntraLATA toll messages                252            327
        (millions)


                                             At September 30,
                                           1996            1995

       Debt ratio                           49.8%          47.2%

       Telephone employees                 64,860         71,090

       Network access lines in
        service (thousands)                21,943         20,924




                                        Nine Months    Nine Months
                                           Ended          Ended
                                       September 30,  September 30,
                                            1996          1995

       Property additions (millions)       $2,442         $2,259

       Access minutes of use
        (millions):
       Interstate                          50,473         46,442

       Intrastate                          15,701         14,204

       IntraLATA toll messages                791          1,049
        (millions)


                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BELLSOUTH CORPORATION


By: /s/ Ronald M. Dykes_
    Ronald M. Dykes
    Executive Vice President, Chief Financial Officer
     and Comptroller
    November 5, 1996